Exhibit 99.906.CERT

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Jean Bernhard Buttner, Chairman and President of The Value Line Leveraged Growth Investors, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 6/30/03 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.







Date: August 29, 2003
      ------------------------

                                     By: /s/ Jean Bernhard Buttner
                                         -------------------------
                                             Jean Bernhard Buttner
                                             Chairman and President
                                     Value Line Leveraged Growth Investors, Inc.

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, David T. Henigson, Vice President and Secretary/Treasurer of The Value Line Leveraged Growth Investors, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 6/30/03 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.







Date: August 29, 2003
      ------------------------

                                       By: /s/ David T. Henigson
                                           ---------------------
                                               David T. Henigson
                                      Vice President and Secretary/Treasurer
                                     Value Line Leveraged Growth Investors, Inc.